UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 2, 2009


                                    GREM USA
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             (Exact name of registrant as specified in its charter)


             Nevada                     000-30567               35-2281610
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(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)


                               315 E. Wallace St.
                            Fort Wayne, Indiana 46803
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: (260)456-2354
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            Check the appropriate box below if the Form 8-K filing is
           intended to simultaneously satisfy the filing obligation of the registrant under any of the
                              following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act
                                (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                               (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))

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                   Item 4.01 : Change in Registrant's Auditor:

GREM USA has terminated the client-auditor relationship between GREM USA, INC and Jaspers & Hall, P.C. This is due to the Oversight board (PCAOB) revoking the registration because of deficiencies in the Conduct of certain audits and procedures. Due to this unfortunate event GREM will need to re-audit the 9/30/2008 10Q and label that statement as not reviewed.


                         Change in Registrant's Auditor:

GREM USA has hired Patrick Rodgers, CPA, PA. Of 309 East Citrus Street Altamonte Springs, FL 32701 as our new Auditor. Mr. Rodgers will be doing all the audit work for GREM USA from this point forward including the re-audit of the 9/30/2008 10Q.

                                   Item 8.01:

GREM USA has hired Charleston Auctions to attempt to liquidate the majority of assets and potentially the Real Estate. The auction will be held at 315 East Wallace Street Fort Wayne, IN 46803 on March 3, 2009 at Noon



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GREM USA

                                               By: /S/ EDWARD MIERS
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                                                   Edward Miers,
                                              Chief Executive Officer